SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  August 29, 1997
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                               AMERICAN ECO CORPORATION
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                 (Exact name of registrant as specified in its charter)



                Ontario, Canada               0-10621          52-1742490
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          (State or other jurisdiction of   (Commission      (IRS Employer
          incorporation or organization)    File Number)     Identification
                                                                   No.)


                11011 Jones Road, Houston, Texas                 77070
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             (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code:   (281) 774-7000
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                                       N/A
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            (Former name or former address, if changed since last report.)


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          ITEM 5.  Other Events.
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                    American Eco Corporation ("American Eco") and American
          Eco Funding Corp., a special purpose wholly-owned Delaware subsidiary of American Eco ("Funding Corp."), have entered into a Credit and Guaranty Agreement, dated as of August 22, 1997 (the "Credit Agreement"), with Union Bank of California, N.A., as agent (the "Agent") for the lending banks (the "Lenders"). The Credit Agreement currently provides for a six-year term loan of $52.5 million (the "Term Loan") and a five-year revolving credit facility of up to $12 million (the "Revolver"). The closing and funding of the Term Loan occurred on August 29, 1997 and the proceeds thereof were used to repay substantially all of the secured borrowings of American Eco and its subsidiaries, including obligations of approximately $19 million incurred in connection with the March 1997 acquisition of Chempower, Inc.
          The proceeds of the Revolver will be used by American Eco and its subsidiaries for working capital and other general corporate purposes, and also for letter of credit arrangements. A primary purpose of the Credit Agreement was to consolidate the indebtedness incurred or assumed by American Eco in connection with some of its prior acquisitions.

                    The Term Loan initially bears interest at a rate equal to 2.25% above the variable rate of interest per annum established by the Agent as its "Reference Rate." The Term Loan may thereafter be continued as a Reference Rate Loan or it may, at American Eco's option, be converted into a Eurodollar Rate Loan. In either case, interest will accrue at an applicable margin (based on American Eco's consolidated leverage ratio) above the Reference Rate or Eurodollar Rate as in effect from time to time. The Term Loan is repayable in 22 consecutive quarterly installments of $2,386,364 each commencing on May 31, 1998, with the final payment due on the sixth anniversary of the closing date of the Term Loan.

                    The Credit Agreement further provides that if American Eco issues senior subordinated notes in an aggregate principal amount of no less than $100 million prior to March 31, 1998, and if the proceeds of such notes are used to repay the Term Loan in full, (a) the maximum borrowing commitment under the Revolver will increase to $25 million; and (b) the Lenders will provide American Eco with a two-year $50 million revolving credit acquisition facility, the proceeds of which may be used to finance acquisitions meeting the criteria established in the Credit Agreement or as otherwise permitted by the Lenders. At the end of such two-year period, any borrowings which remain outstanding will convert to term loans with repayments amortized over the following four years.

                    The obligations of American Eco and Funding Corp. under the Credit Agreement are secured by, among other things, (a) American Eco's guaranty of Funding Corp.'s obligations under the

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

          Credit Agreement; (b) Security Agreements entered into by American Eco and Funding Corp.; (c) Stock Pledge Agreements entered into by American Eco and certain of its subsidiaries; (d) Unlimited Guaranties and Security Agreements entered into by certain American Eco subsidiaries; (e) Limited Guaranties and Security Agreements entered into by each American Eco subsidiary whose indebtedness was refinanced with the proceeds of the Term Loan; (f) mortgages and deeds of trust with respect to four real properties located in Ohio, West Virginia and Tennessee; and (g) various security documents entered into by American Eco's Canadian subsidiaries.

                    The Credit Agreement and certain of the related security documents are filed as exhibits hereto and are incorporated by reference herein. The descriptions herein of the Credit Agreement and such related documents do not purport to be complete and are qualified in their entirety by the provisions of such agreement and documents.


          ITEM 7.  Financial Statements and Exhibits.
                   ---------------------------------

          (c) Exhibits.

               1.1 Credit and Guaranty Agreement, dated as of August 22, 1997, among American Eco Funding Corp., as Borrower, American Eco Corporation, as Parent Guarantor, the institutions from time to time party thereto as Lenders, the institutions from time to time party thereto as Issuing Banks, and Union Bank of California, N.A., as Agent (without schedules or exhibits).

               1.2 US $52.5 million Term Note, dated August 29, 1997, issued by American Eco Funding Corp.

               1.3 US $12 million Revolving Note, dated August 29, 1997, issued by American Eco Funding Corp.

               1.4 Borrower Security Agreement, dated as of August 22, 1997, by and between American Eco Funding Corp. and Union Bank of California, N.A., as Agent.

               1.5 Parent Guarantor Security Agreement, dated as of August 22, 1997, by and between American Eco Corporation and Union Bank of California, N.A., as Agent.

               1.6 Parent Guarantor Stock Pledge Agreement, dated as of August 22, 1997, by and between American Eco
                    Corporation and Union Bank of California, N.A., as
                    Agent.

               1.7 Form of Subsidiary Stock Pledge Agreement, dated as of August 22, 1997, by and between certain American Eco

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

                    Corporation subsidiaries and Union Bank of California, N.A., as Agent.

               1.8 Form of Limited Guaranty and Security Agreement, dated as of August 22, 1997, by and between certain American Eco Corporation subsidiaries and Union Bank of California, N.A., as Agent.

               1.9 Form of Unlimited Guaranty and Security Agreement, dated as of August 22, 1997, by and between certain American Corporation Eco subsidiaries and Union Bank of California, N.A., as Agent.




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                                      SIGNATURES
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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          Dated:  September 11, 1997


                                        AMERICAN ECO CORPORATION



                                        By: /s/ David L. Norris
                                           ----------------------------
                                           Name: David L. Norris
                                           Title: Senior Vice President




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                                   EXHIBIT INDEX

          Exhibit   Description
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          1.1       Credit and Guaranty Agreement, dated as of
                    August 22, 1997, among American Eco Funding
                    Corp., as Borrower, American Eco Corporation, as Parent Guarantor, the institutions from time to time party thereto as Lenders, the institutions from time to time party thereto as Issuing Banks, and Union Bank of
                    California, N.A., as Agent (without schedules or exhibits).

          1.2       US $52.5 million Term Note, dated August 29,
                    1997, issued by American Eco Funding Corp.

          1.3       US $12 million Revolving Note, dated August
                    29, 1997, issued by American Eco Funding
                    Corp.

          1.4       Borrower Security Agreement, dated as of
                    August 22, 1997, by and between American Eco
                    Funding Corp. and Union Bank of California,
                    N.A., as Agent.

          1.5 Parent Guarantor Security Agreement, dated as of August 22, 1997, by and between American
                    Eco Corporation and Union Bank of California,
                    N.A., as Agent.

          1.6 Parent Guarantor Stock Pledge Agreement, dated as of August 22, 1997, by and between American Eco Corporation and Union Bank of
                    California, N.A., as Agent.

          1.7 Form of Subsidiary Stock Pledge Agreement, dated as of August 22, 1997, by and between certain American Eco Corporation subsidiaries and Union Bank of California, N.A., as Agent.

          1.8       Form of Limited Guaranty and Security
                    Agreement, dated as of August 22, 1997, by and between certain American Eco Corporation subsidiaries and Union Bank of California, N.A., as Agent.

          1.9 Form of Unlimited Guaranty and Security Agreement, dated as of August 22, 1997, by and between certain American Eco Corporation subsidiaries and Union Bank of California, N.A., as Agent.

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